UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2014

DUNKIN’ BRANDS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35258	20-4145825
(Commission File Number)	(IRS Employer Identification Number)
130 Royall Street
Canton, Massachusetts 02021
(Address of registrant’s principal executive office)
(781) 737-3000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2014 Annual Meeting of Stockholders of Dunkin’ Brands Group, Inc. (the “Company”) was held on May 6, 2014. A total of 103,436,397 shares were present or represented by proxy at the meeting, representing approximately 97.0% of all shares entitled to vote at the Annual Meeting. The matters presented for a vote and the related results are as follows:

1.	Election of Directors
Proposal one was the election of two nominees to serve as directors of the Company each for a term of three years. The results of the vote were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael Hines	87,364,862	305,356	15,766,179
Joseph Uva	87,296,617	373,601	15,766,179

Pursuant to the foregoing votes, the two nominees listed above were elected to serve on the Company’s Board of Directors. There were no additional director nominations brought before the meeting.

2.	Advisory Vote on Executive Compensation
Proposal two was the advisory vote on the approval of the executive compensation of the named executive officers of the Company. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
74,004,994	13,458,876	206,348	15,766,179

Pursuant to the foregoing vote, the stockholders adopted a non-binding advisory resolution indicating their approval of the compensation paid to the Company’s named executive officers.

3.	Ratification of the Independent Registered Public Accountants
Proposal three was the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
102,988,690	276,504	171,203	0
Pursuant to the foregoing vote, the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year was approved.

4.	Approval of Dunkin’ Brands Group, Inc. Annual Management Incentive Plan
Proposal four was the shareholder vote on approval of the Dunkin’ Brands’ Group, Inc. Annual Management Incentive Plan (the “Annual Plan”). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
86,551,158	921,081	197,979	15,766,179

Pursuant to the foregoing vote, the Annual Plan was approved.

5.	Shareholder Proposal
Proposal five was a vote to consider a shareholder proposal by As You Sow on behalf of Andrew Behar requesting a report on the use of nanomaterials in the Company’s products and packaging. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
12,300,427	53,660,798	21,708,993	15,766,179
Pursuant to the foregoing vote, the shareholder proposal was not approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNKIN’ BRANDS GROUP, INC.

By:	/s/ Richard Emmett
Richard Emmett
Chief Legal and Human Resources Officer and Corporate Secretary
Date: May 7, 2014